UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 20, 2023

STARWOOD REAL ESTATE INCOME TRUST, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-56046	82-2023409
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2340 Collins Avenue

Miami Beach, FL 33139

(Address of principal executive offices, including zip code)

(305) 695-5500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.

Certain Unaudited Financial Results for the Nine Months ended September 30, 2023

On November 20, 2023, Starwood Real Estate Income Trust, Inc., a Maryland corporation (“SREIT” or the “Company”), announced unaudited same property net operating income (“NOI”) for the nine months ended September 30, 2023, which increased approximately 7% from the same period in the prior year. This data is not a comprehensive statement of the Company’s financial results for the nine months ended September 30, 2023 and 2022.

NOI is a supplemental non-Generally Accepted Accounting Principles (“GAAP”) measure of the Company’s property operating results that the Company believes is meaningful because it enables management to evaluate the impact of occupancy, rents, leasing activity, and other controllable property operating results at the Company’s real estate. The Company defines NOI as operating revenues less operating expenses, which excludes (i) impairment of investments in real estate, (ii) depreciation and amortization, (iii) straight-line rental income and expense, (iv) amortization of above- and below-market lease intangibles, (v) lease termination fees, (vi) property expenses not core to the operations of such properties, and (vii) other non-property related revenue and expense items such as (a) general and administrative expenses, (b) management fees, (c) performance participation allocation, (d) loss (income) from unconsolidated real estate ventures, (e) income from investments in real estate debt, (f) net gain on dispositions of real estate, (g) interest expense, and (h) other expense (income).

The Company evaluates its consolidated results of operations on a same property basis, which allows the Company to analyze its property operating results excluding acquisitions and dispositions during the periods under comparison. Properties in the Company’s portfolio are considered same property if they were owned for the full periods presented, otherwise they are considered non-same property. Properties held-for-sale are excluded from same property results and are considered non-same property. The Company does not consider its investments in its unconsolidated real estate ventures, real estate-related debt or equity securities to be same property.

As such, same property NOI assists in eliminating disparities in net income due to the acquisition or disposition of properties during the periods presented, and therefore the Company believes it provides a more consistent performance measure for the comparison of the operating performance of the Company’s properties, which it believes is useful to investors. The Company’s same property NOI may not be comparable to that of other REITs and should not be considered to be more relevant or accurate in evaluating the Company’s operating performance than the current GAAP methodology used to calculate the Company’s net (loss) income.

The following table reconciles GAAP net (loss) income to same property NOI for the nine months ended September 30, 2023 and September 30, 2022 ($ in thousands):

	For the Nine Months Ended September 30,
	2023	2022
	(unaudited)
Net (loss) income	$(414,160)	$56,353
Adjustments to reconcile to same property NOI
General and administrative	32,538	32,974
Management fees	118,970	122,081
Performance participation allocation	—	175,776
Impairment of investments in real estate	188,804	—
Depreciation and amortization	612,924	649,347
Loss (income) from unconsolidated real estate ventures	786	(11,774)
Income from investments in real estate debt	(115,841)	(99,634)
Net gain on dispositions of real estate	(188,632)	—
Interest expense	437,898	306,743
Other expense (income)	86,455	(555,352)
Non-core property expenses	18,410	7,693
Lease termination fees	(6,205)	(5,401)
Straight-line rental income and expense	(9,703)	(9,036)
Amortization of above- and below-market lease intangibles, net	(2,943)	(2,332)

NOI	759,301	667,438
Less: Non-same property NOI	207,960	152,105

Same property NOI	$551,341	$515,333
Same property NOI - year-over-year change $	$36,008
Same property NOI - year-over-year change %	7%

The information in this Current Report is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in this Current Report shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing. This Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely by Regulation FD. The information in this Current Report on Form 8-K is neither an offer to sell nor a solicitation of an offer to buy any securities.

Forward-Looking Statement Disclosure

This material contains forward-looking statements within the meaning of the federal securities laws and the Private Securities Litigation Reform Act of 1995. These forward-looking statements can be identified by the use of forward-looking terminology such as “outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “identified,” “may,” “will, “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” “confident,” “conviction” or other similar words or the negatives thereof. These may include financial estimates and their underlying assumptions, statements about plans, objectives, intentions, and expectations with respect to positioning, including the impact of macroeconomic trends and market forces, future operations, repurchases, acquisitions, future performance and statements regarding identified but not yet closed acquisitions. Such forward-looking statements are inherently subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in such statements. We believe these factors include but are not limited to those described under the section entitled “Risk Factors” in SREIT’s annual report for the most recent fiscal year, and any such updated factors included in SREIT’s periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this document (or SREIT’s public filings). Except as otherwise required by federal securities laws, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STARWOOD REAL ESTATE INCOME TRUST, INC.

Date: November 20, 2023	By:	/s/ Matthew Guttin
Matthew Guttin
Chief Compliance Officer and Secretary